SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of report:  December 14, 1998
        (Date of earliest event reported)


                         INTELLIGENT CONTROLS, INC.
           (Exact name of registrant as specified in its charter)


            Maine                       1-13628             01-0354107
(State or other jurisdiction of       (Commission        (I.R.S. Employer
 incorporation or organization)         File No.)       Identification No.)


                 74 Industrial Park Road, Saco, Maine 04072
             (Address of principal executive offices) (Zip code)


Registrant's telephone number:  (207) 283-0156

Item 5.  Other Events.

On December 14, 1998, Intelligent Controls, Inc. announced an extension and expansion of its previously announced stock repurchase program. A copy of the Registrant's press release is filed herewith as an exhibit.

Item 6.  Financial Statements and Exhibits.

         (c)  Exhibits.

         99.1 Press release dated December 14, 1998, regarding stock repurchase authorization


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       INTELLIGENT CONTROLS, INC.

Date: December 14, 1998                By: /s/ Roger E. Brooks
                                           President and Chief
                                           Executive Officer


                              INDEX TO EXHIBITS

Exhibit
Number         Description
-------        -----------

 99.1 Press release dated December 14, 1998, regarding stock repurchase authorization